Exhibit 10(g)


                                 AMENDMENT #3 TO THE
                          RETIREMENT INCOME RESTORATION PLAN
                                OF ENSERCH CORPORATION
                                         AND
                          PARTICIPATING SUBSIDIARY COMPANIES


               Pursuant to the provisions of Article V thereof, the

          Retirement Income Restoration Plan of ENSERCH Corporation and

          Participating Subsidiary Companies (the "Plan") is hereby amended in the following respect only:



               Section 4.3 is amended by adding to the end of such section the following:



                    Notwithstanding the above, each Participating Employee

               shall, in the year of his termination of employment, become entitled to a distribution, to be made in the calendar year following the calendar year in which such employee's benefit payments commence hereunder, such distribution to include:



               (i)  an insured annuity contract purchased from a duly

                    licensed insurance company (selected by the

                    Compensation Committee using the same care, skill,

                    prudence and diligence as would be required of a

                    fiduciary under the Employee Retirement Income Security

                    Act of 1974) that will provide, to the extent

                    reasonably possible, an after-tax annuity payment equal

                    to the amount of after-tax benefit payments that would

                    otherwise have been payable hereunder after the

                    calendar year in which the employee's benefit payments

                    commence hereunder, and


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                    (ii) a "tax gross-up" cash payment in an amount

                    reasonably sufficient to satisfy the total amount of

                    federal, state and local income taxes and employment

                    tax under the Federal Insurance Contributions Act

                    (FICA) owed by the employee with respect to the

                    distribution of such annuity contract and "tax

                    gross-up" payment.



                    In order to receive the distribution of such annuity

               contract and "tax gross-up" payment, the employee must

               agree (in such form as approved by the Compensation

               Committee) that such distribution is in full settlement of all obligations to or with respect to the employee under

               this Plan and no further payments will thereafter be made

               hereunder to or with respect to such employee.



                    If the Participating Employee should die before

               receiving distribution of such annuity contract and "tax

               gross-up" amount, but with a survivor entitled to survivor benefit payments hereunder, then an annuity contract and

               "tax gross-up" distribution shall be made to such survivor,

               with respect to such survivor benefit payments, in the same manner as described above.




                    Any amendment of this Plan to discontinue making

               further annuity contract and "tax gross-up" distributions as described above shall not be effective as to any employee

               whose employment covered by this Plan has terminated prior to the adoption of such amendment.


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               IN WITNESS WHEREOF, this Amendment has been executed this

           5th  day of  May , 1997 .
          -----        -----    ---



                    ATTEST                   ENSERCH Corporation


           /s/ R.S. Jay                        /s/ D.W. Biegler
          -----------------------------      -----------------------------
          Assistant Corporate Secretary      Name: D.W. Diegler
                                             Title: Chairman and President
                                                    ENSERCH Corporation




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                                 AMENDMENT #4 TO THE
                          RETIREMENT INCOME RESTORATION PLAN
                                OF ENSERCH CORPORATION
                                         AND
                          PARTICIPATING SUBSIDIARY COMPANIES


               Pursuant to the provisions of Article V thereof, the

          Retirement Income Restoration Plan of ENSERCH Corporation and

          Participating Subsidiary Companies (the "Plan") is hereby amended in the following respect only:



               Section 4.1 is hereby amended by the addition of the

          following paragraphs thereto:



                    As to any employee who receives the 1997 Early

               Retirement Enhancement under Section 4.06 of the Basic Plan,

               the above provisions of the Section will be applied

               disregarding the amount of such enhancement, and

               disregarding the provisions of Section 4.2 granting

               additional service credit.  An amount of enhancement will

               then be determined to be payable to the employee hereunder equal to the amount of excess enhancement that cannot be

               provided under the Basic Plan because of the Limitations

               applied thereunder.  Such excess enhancement will be offset on an actuarially equivalent basis by any multiple-of-salary lump sum payment amount that could be received by the

               employee under a change-in-control agreement with the

               Company, as described in Section 4.06 of the Basic Plan.

               Such actuarial equivalent offset will be determined on the basis of the interest and  mortality assumptions used under

               Section 4.06 of the Basic Plan for determining actuarial

               equivalent lump sums.


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                    As to any such employee who is also entitled to

               additional service credit under Section 4.2, an additional amount of enhancement will be determined to be payable to

               the employee hereunder equal to the increase in benefit,

               above the regular unenhanced amount of benefit, attributable to said additional years of service allowed under Section

               4.2, but disregarding any additional years of service and

               age granted under the 1997 Early Retirement Enhancement

               under Section 4.06 of the Basic Plan.



                    After the purchase and distribution of any annuity, as

               referenced in (ii) above, that covers any enhancement

               payable hereunder, such enhancement shall thereafter no

               longer be payable hereunder.



               IN WITNESS WHEREOF, this Amendment has been executed this

           5th  day of   May  , 199 7 .
          -----        -------     ---



                    ATTEST                   ENSERCH Corporation


           /s/ R.S. Jay                       /s/ D.W. Biegler
          -----------------------------      -----------------------------
          Assistant Corporate Secretary      Name: D.W. Biegler
                                             Title: Chairman and President
                                                    ENSERCH Corporation




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                                 AMENDMENT #5 TO THE
                          RETIREMENT INCOME RESTORATION PLAN
                                OF ENSERCH CORPORATION
                                         AND
                          PARTICIPATING SUBSIDIARY COMPANIES


               Pursuant to the provisions of Article V thereof, the

          Retirement Income Restoration Plan of ENSERCH Corporation and

          Participating Subsidiary Companies (the "Plan") is hereby amended in the following respect only:



               Section 4.1 is hereby amended by the addition of the

          following paragraphs thereto:



                    As to any employee who receives the 1997 Early

               Retirement Enhancement for Enserch Exploration, Inc.

               Employees under Section 4.07 of the Basic Plan, the above

               provisions of the Section will be applied disregarding the amount of such enhancement, and disregarding the provisions of Section 4.2 granting additional service credit.  An

               amount of enhancement will then be determined to be payable to the employee hereunder equal to the amount of excess

               enhancement that cannot be provided under the Basic Plan

               because of the Limitations applied thereunder.



                    As to any such employee who is also entitled to

               additional service credit under Section 4.2, an additional amount of enhancement will be determined to be payable to

               the employee hereunder equal to the increase in benefit,

               above the regular unenhanced amount of benefit, attributable to said additional years of service allowed under Section


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               4.2, but disregarding any additional years of service and

               age granted under the 1997 Early Retirement Enhancement for

               Enserch Exploration, Inc. Employees under Section 4.07 of

               the Basic Plan.



               IN WITNESS WHEREOF, this Amendment has been executed this

           1st  day of  August , 1997.
          -----        --------



                    ATTEST                   ENSERCH Corporation


           /s/ R.S. Jay                       /s/ David W. Biegler
          -----------------------------      ------------------------------
          Assistant Corporate Secretary      Name: David W. Biegler
                                             Title: Chairman and President


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